                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein (the "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of up to $7,500,000,000 aggregate principal amount of senior debt securities (the "Debt Securities") to be issued by the Company and may file with the Commission pursuant to Rule 462(b) promulgated under the Act a Registration Statement on Form S-3 for the registration of additional Debt Securities (the "Rule 462(b) Registration Statement");

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr. and Timothy M. Hayes, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, and any Rule 462(b) Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement or Rule 462(b) Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by the Registration Statement or any Rule 462(b) Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Registration Statement or any Rule 462(b) Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 28th day of October, 2003.

                                                     /s/ Stephen L. Blake
                                                     ---------------------------
                                                     Stephen L. Blake

STATE OF INDIANA           )

                           ) SS:

COUNTY OF VANDERBURGH      )

         Before me, a Notary Public in and for said County and State, personally appeared Stephen L. Blake who acknowledged the execution of the foregoing Power of Attorney.

         Witness my hand and Notarial Seal, this 28th day of October, 2003.

                                                     /s/ Linda C. Meredith
                                                     ---------------------------
                                                     Printed: Linda C. Meredith
                                                     Notary Public

County of Residence: Vanderburgh

Commission Expires: 6/19/10

                                POWER OF ATTORNEY

         WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein (the "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of up to $7,500,000,000 aggregate principal amount of senior debt securities (the "Debt Securities") to be issued by the Company and may file with the Commission pursuant to Rule 462(b) promulgated under the Act a Registration Statement on Form S-3 for the registration of additional Debt Securities (the "Rule 462(b) Registration Statement");

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr. and Timothy M. Hayes, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, and any Rule 462(b) Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement or Rule 462(b) Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by the Registration Statement or any Rule 462(b) Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Registration Statement or any Rule 462(b) Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 29th day of October, 2003.

                                                     /s/ Robert A. Cole
                                                     ---------------------------
                                                     Robert A. Cole

STATE OF INDIANA           )

                           ) SS:

COUNTY OF VANDERBURGH      )

         Before me, a Notary Public in and for said County and State, personally appeared Robert A. Cole who acknowledged the execution of the foregoing Power of Attorney.

         Witness my hand and Notarial Seal, this 29th day of October, 2003.

                                                     /s/ Linda C. Meredith
                                                     ---------------------------
                                                     Printed: Linda C. Meredith
                                                     Notary Public

County of Residence: Vanderburgh

Commission Expires: 6/19/10

                                POWER OF ATTORNEY

         WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein (the "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of up to $7,500,000,000 aggregate principal amount of senior debt securities (the "Debt Securities") to be issued by the Company and may file with the Commission pursuant to Rule 462(b) promulgated under the Act a Registration Statement on Form S-3 for the registration of additional Debt Securities (the "Rule 462(b) Registration Statement");

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr. and Timothy M. Hayes, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, and any Rule 462(b) Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement or Rule 462(b) Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by the Registration Statement or any Rule 462(b) Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Registration Statement or any Rule 462(b) Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 31st day of October, 2003.

                                                     /s/ William N. Dooley
                                                     ---------------------------
                                                     William N. Dooley

STATE OF NEW YORK          )

                           ) SS:

COUNTY OF NEW YORK         )

         Before me, a Notary Public in and for said County and State, personally appeared William N. Dooley who acknowledged the execution of the foregoing Power of Attorney.

         Witness my hand and Notarial Seal, this 31st day of October, 2003.

                                                     /s/ Sandra A. Lemonds
                                                     ---------------------------
                                                     Printed: Sandra A. Lemonds
                                                     Notary Public

County of Residence: New York

Commission Expires: 4/22/06

                                POWER OF ATTORNEY

         WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein (the "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of up to $7,500,000,000 aggregate principal amount of senior debt securities (the "Debt Securities") to be issued by the Company and may file with the Commission pursuant to Rule 462(b) promulgated under the Act a Registration Statement on Form S-3 for the registration of additional Debt Securities (the "Rule 462(b) Registration Statement");

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr. and Timothy M. Hayes, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, and any Rule 462(b) Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement or Rule 462(b) Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by the Registration Statement or any Rule 462(b) Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Registration Statement or any Rule 462(b) Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 28th day of October, 2003.

                                                     /s/ Jerry L. Gilpin
                                                     ---------------------------
                                                     Jerry L. Gilpin

STATE OF INDIANA           )

                           ) SS:

COUNTY OF VANDERBURGH      )

         Before me, a Notary Public in and for said County and State, personally appeared Jerry L. Gilpin who acknowledged the execution of the foregoing Power of Attorney.

         Witness my hand and Notarial Seal, this 28th day of October, 2003.

                                                     /s/ Linda C. Meredith
                                                     ---------------------------
                                                     Printed: Linda C. Meredith
                                                     Notary Public

County of Residence: Vanderburgh

Commission Expires: 6/19/10

                                POWER OF ATTORNEY

         WHEREAS, AMERICAN GENERAL FINANCE CORPORATION, an Indiana corporation (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 ("Registration Statement") including a prospectus therein (the "Prospectus"), with such amendments (including pre-effective and post-effective amendments) to such Registration Statement and any supplement or supplements to the Prospectus as may be necessary or appropriate, in connection with the registration of up to $7,500,000,000 aggregate principal amount of senior debt securities (the "Debt Securities") to be issued by the Company and may file with the Commission pursuant to Rule 462(b) promulgated under the Act a Registration Statement on Form S-3 for the registration of additional Debt Securities (the "Rule 462(b) Registration Statement");

         NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company does hereby appoint Frederick W. Geissinger, Donald R. Breivogel, Jr. and Timothy M. Hayes, and each of them, severally, his true and lawful attorney-in-fact or attorneys-in-fact, with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the Company:

         (1) the Registration Statement, and any Rule 462(b) Registration Statement including the Prospectus and exhibits thereto and any and all amendments (including pre-effective and post-effective amendments) to such Registration Statement or Rule 462(b) Registration Statement and any supplement or supplements to the Prospectus as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto; and

         (2) any application, statement, petition, notice, or other document, or any amendment thereto, or any exhibit filed in connection therewith, which is required to register or qualify (or exempt from registration or qualification) the securities of the Company being offered, and to register or license the Company as a broker or dealer in securities, under the securities or blue-sky or insurance laws of all states as may be necessary or appropriate to permit the offering and sale as contemplated by the Registration Statement or any Rule 462(b) Registration Statement.

         Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Registration Statement or any Rule 462(b) Registration Statement or related securities or blue-sky or insurance filings, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 31st day of October, 2003.

                                                     /s/ Ben D. Hendrix
                                                     ---------------------------
                                                     Ben D. Hendrix

STATE OF INDIANA           )

                           ) SS:

COUNTY OF VANDERBURGH      )

         Before me, a Notary Public in and for said County and State, personally appeared Ben D. Hendrix who acknowledged the execution of the foregoing Power of Attorney.

         Witness my hand and Notarial Seal, this 31st day of October, 2003.

                                                     /s/ Linda C. Meredith
                                                     ---------------------------
                                                     Printed: Linda C. Meredith
                                                     Notary Public

County of Residence: Vanderburgh

Commission Expires: 6/19/10